Exhibit 10(l)
FOURTH AMENDMENT TO SECOND AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Fourth Amendment”) is made as of this 25th day of April, 2013, by and among BANK OF AMERICA, N.A., a national banking association (“Bank of America”) with an office at 135 South LaSalle Street, 4th Floor, Chicago, Illinois 60603, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Bank of America, is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), the LENDERS and MFRI, INC., a Delaware corporation (“MFRI”), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation (“Midwesco”), PERMA‑PIPE, INC., a Delaware corporation (“Perma‑Pipe”), THERMAL CARE, INC., a Delaware corporation (“Thermal Care”), TDC FILTER MANUFACTURING, INC., a Delaware corporation (“TDC”), MIDWESCO MECHANICAL AND ENERGY, INC., a Delaware corporation (“Mechanical”) and PERMA‑PIPE INTERNATIONAL COMPANY, LLC, a Delaware limited liability company (“Perma‑Pipe International”) and PERMA-PIPE CANADA, INC., a Delaware corporation (“Perma‑Pipe Canada”). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. MFRI, Midwesco, Perma‑Pipe, Thermal Care, TDC, Mechanical, Perma‑Pipe International and Perma‑Pipe Canada are sometimes hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”.

WHEREAS, Borrowers, Agent, and the Lender signatories thereto hereto entered into that certain Second Amended and Restated Loan and Security Agreement dated April 30, 2012 as amended by a certain First Amendment to Second Amended and Restated Loan and Security Agreement by and among Borrowers, Agent and the Lender signatories thereto dated June 8, 2012, by a certain Second Amendment to Second Amended and Restated Loan and Security Agreement by and among Borrowers, Agent and the Lender signatures thereto dated October 12, 2012 and by a certain Third Amendment to Second Amended and Restated Loan and Security Agreement by and among Borrowers, Agent and the Lender signatures thereto dated March 15, 2013 (said Second Amended and Restated Loan and Security Agreement, as amended from time to time, the “Loan Agreement”);
NOW, THEREFORE, in consideration of the following terms and conditions, the parties agreed as follows:
1.Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

2.Amended Definition. The definition of “Availability Threshold” contained in Exhibit 8.3 is hereby deleted and the following is inserted in its stead:

“Availability Threshold - for each period within the Term commencing each May 1 and ending each January 31, $5,000,000. For each period within the Term commencing each February 1 (January 14, 2013 with respect to 2013 only) and ending each April 30, $3,500,000. The foregoing notwithstanding, (x) on not more than two occasions during any calendar year, the $3,500,000 Availability Threshold for periods between February 1 and April 30 shall be $2,500,000 for no more than three consecutive days and (y) on not more than three occasions during any calendar year, the Availability Threshold for periods between May 1 and January 31 shall be $4,000,000 for not more than three consecutive days. Further, for periods between February 19, 2013 and March 14, 2013, the Availability Threshold shall be deemed to have been $2,200,000.”
3.Consent to Sale. Agent and Lenders consent to the sale by Thermal Care of all or substantially all of its assets and business (“Thermal Care Sale”) so long as: (i) the net sales proceeds received by Thermal Care for such transaction are at least $10,000,000 and such net sales proceeds are applied to the Loans as provided in subsection 3.3.1 of the Loan Agreement; (ii) after giving effect to such Thermal Care Sale no Default or Event of Default exists; (iii) prior to the consummation of the Thermal Care Sale, true and complete copies of the material documents and agreements (in substantially final form) evidencing the Thermal Care Sale have been delivered to Agent and the terms and conditions of such documents and agreements shall have been acceptable to Agent (the terms and conditions of the TRA draft Asset Purchase Agreement dated 4/23/13 being acceptable to Agent); and (iv) the Thermal Care Sale is consummated on or prior to May 2, 2013.

4.Investment in Foreign Subsidiaries. Agent and Lenders consent to MFRI making an additional $3,000,000 cash investment in the existing Foreign Subsidiaries of Perma-Pipe in the United Arab Emirates or Saudi Arabia so long as: (i) the Thermal Care Sale has been consummated in accordance with the provisions of Section 3 of this Fourth Amendment; (ii) after giving effect to any such investment, no Default or Event of Default exists; (iii) immediately after giving effect to any such investment, Availability is at least $10,000,000; and (iv) such investment was made on or prior to June 15, 2013. In order to induce Agent and Lenders to consent to the investment contemplated by this Section 4 of this Fourth Amendment, Borrowers agree that: (x) the provisions of subsection 8.2.12 of the Loan Agreement notwithstanding, Borrowers shall make no further investments in Foreign Subsidiaries; (y) the first $3,000,000 of cash repatriated from Foreign Subsidiaries to Borrowers after April 25, 2013 shall not be included in Consolidated Net Income (Loss) or EBITDA; and (z) Borrowers covenant to cause Foreign Subsidiaries to repatriate at least $3,000,000 to Borrowers between the date hereof and June 1, 2014.

5.Conditions Precedent. This Fourth Amendment shall become effective upon satisfaction of each of the following conditions precedent:
(a)Borrowers, Agent and Lenders shall each have executed and delivered to each other this Fourth Amendment; and
(b)MFRI, on its own behalf and on behalf of each other Borrower, and Agent shall have executed and delivered to each other an amended and restated fee letter.

6.Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

7.Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one Agreement.

8.Continuing Effect. Except as otherwise provided herein, the Loan Agreement remains in full force and effect.
(Signature Page Follows

(Signature Page to Fourth Amendment to Second Amended and
Restated Loan and Security Agreement)

MFRI, INC. By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

MIDWESCO FILTER RESOURCES, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

PERMA‑PIPE, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

THERMAL CARE, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

TDC FILTER MANUFACTURING, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

MIDWESCO MECHANICAL AND ENERGY, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

PERMA‑PIPE INTERNATIONAL COMPANY, LLC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

PERMA‑PIPE CANADA, INC. By: /s/ Michael D. Bennett
Michael D. Bennett
Vice President, Secretary and Treasurer

BANK OF AMERICA, N.A., as Agent and as a Lender By: /s/ Brian Conole
Brian Conole
Senior Vice President